Sub-Adviser
J.P. Morgan
Fund Name
PVC SmallCap Value Account I
Issuer
Eloqua, Inc. Stock
Date of Purchase
08/02/12
Underwriter From Whom
Purchased
Deutsche Bank Securities
Affiliated/Principal
Underwriter of Syndicate
J.P. Morgan Securities
 Purchase Price
$11.50
Aggregate % of Issue
Purchased by the Firm
3.25%
 Commission, Spread or
Profit
$0.81
Fair & Reasonable
Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PVC SmallCap Value Account I
Issuer
Bloomin' Brands, Inc. Stock
Date of Purchase
08/07/12
Underwriter From Whom
Purchased
BofA Merrill Lynch
Affiliated/Principal
Underwriter of Syndicate
J.P. Morgan Securities
 Purchase Price
$11.00
Aggregate % of Issue
Purchased by the Firm
0.53%
 Commission, Spread or
Profit
$0.66
Fair & Reasonable
Commission (Y/N) (1)
Y


Sub-Adviser

J.P. Morgan

Fund Name
PVC SmallCap Value Account I
Issuer
Peregrine Semiconductor Corporation Stock
Date of Purchase
08/08/12
Underwriter From Whom
Purchased
Deutsche Bank Securities
Affiliated/Principal
Underwriter of Syndicate
J.P. Morgan Securities
 Purchase Price
$14.00
Aggregate % of Issue
Purchased by the Firm
7.68%
 Commission, Spread or
Profit
$0.98
Fair & Reasonable
Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PVC SmallCap Value Account I
Issuer
Trulia, Inc. Stock
Date of Purchase
09/20/12
Underwriter From Whom
Purchased
Deutsche Bank Securities
Affiliated/Principal
Underwriter of Syndicate
J.P. Morgan Securities
 Purchase Price
$17.00
Aggregate % of Issue
Purchased by the Firm
4.11%
 Commission, Spread or
Profit
$1.19
Fair & Reasonable
Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
Anheuser-Busch InBev Worldwide Inc. Notes
Date of Purchase
07/11/12
Underwriter From Whom
Purchased
Deutsche Bank
Affiliated/Principal
Underwriter of Syndicate
Mitsubishi UFJ Securities
 Purchase Price
$99.09
Aggregate % of Issue
Purchased by the Firm
0.30%
 Commission, Spread or
Profit
0.88%
Fair & Reasonable
Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
Nippon Telegraph & Telephone Notes
Date of Purchase
07/11/12
Underwriter From Whom
Purchased
BofA Merrill Lynch
Affiliated/Principal
Underwriter of Syndicate
Morgan Stanley
 Purchase Price
$99.87
Aggregate % of Issue
Purchased by the Firm
1.33%
 Commission, Spread or
Profit
0.35%
Fair & Reasonable
Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
Federal Express Corp. Notes
Date of Purchase
07/24/12
Underwriter From Whom
Purchased
JP Morgan
Affiliated/Principal
Underwriter of Syndicate
Morgan Stanley
 Purchase Price
$98.48
Aggregate % of Issue
Purchased by the Firm
0.70%
 Commission, Spread or
Profit
0.88%
Fair & Reasonable
Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
Altria Group, Inc. Notes
Date of Purchase
08/06/12
Underwriter From Whom
Purchased
JP Morgan
Affiliated/Principal
Underwriter of Syndicate
Morgan Stanley
 Purchase Price
$99.89
Aggregate % of Issue
Purchased by the Firm
1.05%
 Commission, Spread or
Profit
0.65%
Fair & Reasonable
Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
Celgene Corp. Notes
Date of Purchase
08/06/12
Underwriter From Whom
Purchased
BofA Merrill Lynch
Affiliated/Principal
Underwriter of Syndicate
Morgan Stanley
 Purchase Price
$99.95
Aggregate % of Issue
Purchased by the Firm
1.00%
 Commission, Spread or
Profit
0.65%
Fair & Reasonable
Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
EOG Resources Inc. Notes
Date of Purchase
09/05/12
Underwriter From Whom
Purchased
JP Morgan
Affiliated/Principal
Underwriter of Syndicate
Mitsubishi UFJ Securities
 Purchase Price
$99.36
Aggregate % of Issue
Purchased by the Firm
0.68%
 Commission, Spread or
Profit
0.65%
Fair & Reasonable
Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
Freddie Mac Structured Pass-Through Certificates
Date of Purchase
09/05/12
Underwriter From Whom
Purchased
Wells Fargo Securities
Affiliated/Principal
Underwriter of Syndicate
Morgan Stanley
 Purchase Price
$102.00
Aggregate % of Issue
Purchased by the Firm
1.67%
 Commission, Spread or
Profit
0.50%
Fair & Reasonable
Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
Waste Management Notes
Date of Purchase
09/05/12
Underwriter From Whom
Purchased
Barclays
Affiliated/Principal
Underwriter of Syndicate
Morgan Stanley
 Purchase Price
$99.68
Aggregate % of Issue
Purchased by the Firm
2.00%
 Commission, Spread or
Profit
0.65%
Fair & Reasonable
Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
WellPoint Notes
Date of Purchase
09/05/12
Underwriter From Whom
Purchased
Credit Suisse
Affiliated/Principal
Underwriter of Syndicate
Morgan Stanley
 Purchase Price
$99.66
Aggregate % of Issue
Purchased by the Firm
1.50%
 Commission, Spread or
Profit
0.65%
Fair & Reasonable
Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
Watson Pharmaceuticals Inc. Notes
Date of Purchase
09/27/12
Underwriter From Whom
Purchased
Wells Fargo
Affiliated/Principal
Underwriter of Syndicate
Mitsubishi UFJ Securities
 Purchase Price
$99.17
Aggregate % of Issue
Purchased by the Firm
0.59%
 Commission, Spread or
Profit
0.65%
Fair & Reasonable
Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
Watson Pharmaceuticals Inc. Notes
Date of Purchase
09/27/12
Underwriter From Whom
Purchased
BofA Merrill Lynch
Affiliated/Principal
Underwriter of Syndicate
Mitsubishi UFJ Securities
 Purchase Price
$99.52
Aggregate % of Issue
Purchased by the Firm
0.50%
 Commission, Spread or
Profit
0.88%
Fair & Reasonable
Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
NBCUniversal Media Notes
Date of Purchase
09/28/12
Underwriter From Whom
Purchased
Credit Suisse
Affiliated/Principal
Underwriter of Syndicate
Morgan Stanley
 Purchase Price
$99.82
Aggregate % of Issue
Purchased by the Firm
0.80%
 Commission, Spread or
Profit
0.45%
Fair & Reasonable
Commission (Y/N) (1)
Y


(1) The sub-adviser has
certified that the
compensation paid was fair
and reasonable and has
provided documentation to
support that
certification.